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                                                                   Exhibit 99.2


[Logo] Sky Financial Group


                          ----------------------------
                                 ACQUISITION OF
                          FIRST WESTERN BANCORP, INC.
                          ----------------------------


Sky Financial Group, Inc.
December 14, 1998



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[Logo] Sky Financial Group

                               -----------------
                                FORWARD LOOKING
                                  INFORMATION
                               -----------------

This presentation contains certain estimates and projections of future operating results regarding both Sky Financial Group, Inc. and First Western Bancorp, Inc. on a stand-alone basis and a pro forma combined basis following the merger, including estimates of financial condition and operating efficiencies on a combined basis, and certain merger-related charges expected to be incurred in connection with the transaction. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration of the business of Sky Financial Group, Inc. and First Western Bancorp, Inc. are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either national or in the states in which the combined company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.





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[Logo] Sky Financial Group

                          ---------------------------
                           SKY FINANCIAL GROUP, INC.
                                 1998 IN REVIEW
                          ---------------------------


     - May 21, 1998 announcement of Citizens Bancshares, Inc. and Mid Am, Inc. Merger-of-Equals

     -    October 2, 1998 merger completed and "Sky Financial Group, Inc."
          formed

     - December 4, 1998 Sky Financial Group, Inc. completed acquisition of The Ohio Bank (a)


     - Cost Savings of $22 million or 12% of combined non-interest expense on track for full run rate in 1999

     - Immediately accretive to earnings per share and meets high performing bank criteria

     - December 14, 1998 SkyFinancial Group, Inc. announcement of First Western Bancorp, Inc. acquisition

(a) All data for SKYF included in this presentation includes The Ohio Bank.




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[Logo] Sky Financial Group

                              ------------------
                                  TRANSACTION
                                    SUMMARY
                              ------------------



     TERMS

     - Fixed exchange ratio of 1.211 shares of Sky Financial for each First Western share

     - Termination right triggered by SKYF's stock price falling below $25.00 and underperforming a peer index by 10%

     -    19.9% stock option granted to SKYF

     STRUCTURE

     -    Pooling of interests

     -    Tax-free exchange

     -    Definitive agreement signed

     TIMING

     -    Subject to normal regulatory and shareholder approvals

     -    Expected to close Third Quarter, 1999




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[Logo] Sky Financial Group



                                 -------------
                                  TRANSACTION
                                    SUMMARY
                                 -------------



Indicated Transaction Value ................$425 million (a)

Per FWBI Share .............................$37.24 (a)

SKYF Shares Issued .........................13.5 million (fixed exchange ratio)

Pro Forma SKYF Shares Outstanding ..........59 million

Pro Forma Market Capitalization ............$1.8 billion

Percent Ownership ..........................Sky Financial Group, Inc.: 77%
                                            First Western Bancorp, Inc.: 23%

SKYF Board Representation ..................Two First Western directors will join SKYF's board


(a) Based on SKYF closing market price of $30.75 as of December 11, 1998





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[Logo] Sky Financial Group



                                   ----------
                                      DEAL
                                     PRICING
                                   ----------

                                 SKYF/FWBI       Recent Bank          SKYF
                                 Merger (a)      Mergers (b)       Stand-alone
                                 ----------      -----------       -----------


Price to LTM EPS                  22.0X             23.4X        Not Meaningful

Price to Book Value                280%              300%            358%

Price to Tangible Book Value       480%              340%            391%

Price to Est. 2000
Net Income Synergies              14.1X         Not Applicable      15.3X (c)


(a) Based on SKYF closing market price of $30.75 as of December 11, 1998

(b) Recently announced bank sellers with assets between $1 billion and $5 billion

(c) Based on management's estimate of $2.01 per share for SKYF on a stand alone basis




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
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[Logo] Sky Financial Group


                                  ------------
                                   STRATEGIC
                                   RATIONALE
                                  ------------

     -    Continuation of a theme

     -    Sky and its predecessors have completed 22 acquisitions since 1990

     -    In-market transaction

     -    Consolidate into Citizens Banking Company

     - Acquisition terms meet Sky Financial's established acquisition criteria and commitment to financial discipline

     - Based on conservative assumptions, benefits shareholders in first full year of operation






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[Logo] Sky Financial Group


                                  ------------
                                   STRATEGIC
                                   RATIONALE
                                  ------------





Creates strong #2 position in the Eastern markets of Sky Financial Group

                                [Map]







o  Denotes Sky Financial Group, Inc.

[] Denotes First Western Bancorp






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[Logo] Sky Financial Group


                                 -------------
                                   STRATEGIC
                                   RATIONALE
                                 -------------


          FINANCIAL PROJECTIONS ARE CONSERVATIVE:

          - Cost saving assumptions are 22% of non-interest expense - very supportable based on similar in-market transactions

          -    Cost savings have been identified

          -    Immediately accretive without revenue enhancements

          - However, FWBI has a low loan-to-asset ratio and other balance sheet restructuring opportunities

          -    Strong capitalization and asset quality





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[Logo] Sky Financial Group





                                 -------------
                                      DEAL
                                   ECONOMICS
                                 -------------



          - In-market transaction with $11 million of estimated cost savings or 22% of FWBI'S non-interest expense. (1/3 realized in 1999 and 2/3 in 2000)

          -    Immediately accretive to earnings on cost savings alone

          -    One time pretax charge of $60 million





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[Logo] Sky Financial Group


                                 -------------
                                      COST
                                    SAVINGS
                                 -------------

                                                           Savings
                                                            as a %
                                   Estimated         of Expense Category
                                     2000            -------------------
(In Millions)                       Savings            FWBI     Combined
------------------------------------------------------------------------

Salaries & Benefits             $ 6.5                   30%        6%

Occupancy & Equipment             1.0                   15%        3%

Other                             3.5                   18%        5%
                              ---------
TOTAL                           $11.0                   22%        5%

After tax                       $ 7.2






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[Logo] Sky Financial Group

                                ---------------
                                 MERGER RELATED
                                    CHARGES
                                ---------------




(In Millions)
------------------------------------------------

Transaction Costs                         $  6.0

Conversion Costs                             2.5

Employee-Related Costs                       9.0

Occupancy/Equipment Writedowns               4.5

Credit Quality/Reserve Adjustments           4.0

Balance Sheet Restructuring
& Other                                     34.0
                                          ------

Gross Charges                              $60.0

Taxes                                       19.0
                                          ------

NET MERGER RELATED CHARGES                 $41.0






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[Logo] Sky Financial Group



                           --------------------------
                                   PRO FORMA
                           SKY FINANCIAL GROUP, INC.
                           --------------------------


(In Millions)                BALANCE SHEET DATA (a)
-------------------------------------------------------------

                                            Pro Forma
                            SKYF    FWBI     Combined
                            ----    ----     --------

Assets                     $4.8     $2.2        $7.0

Loans                       3.3      1.1         4.4

Deposits                    3.8      1.5         5.3

Equity to Assets           8.13%    6.72%       7.68%

Leverage Ratio             7.50%    4.03%       6.42%

Reserve to Loans           1.36%    1.67%       1.44%

Reserve to NPLs             369%   1,164%        461%





(a)     As of September 30, 1998, includes Ohio Bank







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[Logo] Sky Financial Group



                           --------------------------
                                   PRO FORMA
                           SKY FINANCIAL GROUP, INC.
                           --------------------------


                                             INCOME DATA
  ----------------------------------------------------------------

                                                       Pro Forma
                      SKYF (a)        FWBI (a)        Combined (b)
                      --------        --------        ------------

ROAA                   1.40%            .93%             1.65%

ROAE                  17.25%          12.72%            20.00%

Net Interest Margin    4.34%           3.35%             4.00%

Efficiency Ratio      62.03%          59.33%            53.00%



(a)     Estimated 1998 core results
(b)     Assumes cost savings and 2000 projections

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[Logo] Sky Financial Group



                           -------------------------
                                   PRO FORMA
                           SKY FINANCIAL GROUP, INC.
                           -------------------------

    -  $7.0 billion assets
        - Seventh largest in Ohio
        - 64th in country

    -   $1.8 billion market capitalization
        - 54th in country

    -   212 banking offices in OH, MI, PA, and WV

    -   Three bank charters





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[Logo] Sky Financial Group



                                  ------------
                                     FINAL
                                    SUMMARY
                                  ------------


      -   Continuation of theme and discipline

      -   Conservative assumptions

      -   Immediately accretive on cost savings alone

      -   Attractively priced

      -   Proven integration plan

      -   High performing bank mission





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